                                                                 EXHIBIT 10.8.5

                  THIRD AMENDMENT TO LEASE AGREEMENT BETWEEN
                CFH-FTAX LIMITED PARTNERSHIP, AS LANDLORD, AND
                     CLEARCOMMERCE CORPORATION, AS TENANT


       To be attached to and form a part of Lease made on or about the 4th day of November, 1998 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 28,722 square feet and located at 11500 Metric Boulevard, Suites 250, 300, and 410, Austin, Texas, known as Braker M-2, Braker M-3, and Braker M-4.


     WITNESSETH, THAT:
     WHEREAS, by Agreement of Lease dated November 4, 1998, Landlord leased to Tenant certain space containing approximately 28,722 square feet in the buildings located at 11500 Metric Boulevard, Suites 250, 300, and 410, Austin, Texas, and
     WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent hereto.
     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:
     1. Effective March 1, 2000, the demised premises shall contain, in addition to the approximately 28,722 square feet originally demised ("Original Space"), an additional area, hereinafter called the "Expansion Space", containing approximately 6,300 square feet (Suite 495, Braker M-4) adjacent thereto (see Exhibit "A" attached hereto), thus making the aggregate area of the demised premises approximately 35,022 square feet. The Term for the Suites 300 and 410 shall end on January 31, 2002, and the Term for the Suites 250 and 495 shall end on September 30, 2002. Except for where noted below, Tenant shall accept the Expansion Space in its current "as is" condition and all improvements must comply with Landlord's Standards and Specifications for Office/Warehouse
                            -------------------------------------------------
Buildings.
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     2.   Effective March 1, 2000, the monthly base rental shall be

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                         Monthly Base Rent        Monthly Base Rent        Total Monthly Base Rent       Total Monthly
                         Suites 300 & 410             Suite 250                  Suite 495                Base Rental
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
3/1/00 - 1/31/02            $20,501.00                $3,354.10                  $5,670.00                $29,525.10
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2/1/02 - 9/30/02               N/A                    $3,354.10                  $5,670.00                $ 9,024.10
------------------------------------------------------------------------------------------------------------------------

plus property taxes, common area maintenance, management fees and insurance as provided in the Lease, payable on the first day of each month during the balance of the term.
     3. Tenant, at Tenant's expense, may install voice and data lines between the Expansion Space and Original Space. These improvements must comply with Trammell Crow Company's standard specifications (see Standards and
                                                     -------------
Specifications for Office/Warehouse Buildings) and all applicable governmental
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regulations. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvements to Landlord and shall obtain Landlord's written consent to begin construction.
     4. Landlord shall put the Expansion Space HVAC system in good working order prior to March 1, 2000 and warranty the same until May 31, 2000 provided that Tenant enters into a regularly scheduled maintenance/service contract as required in the Lease.
     5. Landlord shall ensure that previous tenant's sign is removed from the Building fascia surface and such fascia surface is repaired, if necessary.
     6. WITNESSETH that the Lease expressly refers to Landlord as CFH-FTAX Limited Partnership. The Landlord's name has been changed to Crow Family Holdings Industrial Texas Limited Partnership, a Delaware Limited Partnership. The Lease and all related documents are hereby amended such that all references to "Landlord" or "CFH-FTAX Limited Partnership" will translate to mean "Crow Family Holdings Industrial Texas Limited Partnership, a Delaware Limited Partnership".
     7. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATED AS OF THE  23rd   DAY OF   February, 2000.
                -------        ----------  ----

WITNESS: Crow Family Holdings Industrial Texas Limited Partnership, a Delaware Limited Partnership:
                         By:   CFH-FTGP, L.L.C., a Delaware limited
                               liability company, its sole general partner
                         By: Crow Family Holdings Industrial Limited Partnership, a Delaware limited partnership, its sole member
                         By:   CFH Industrial Trust, Inc., a Maryland
                               corporation, its sole general partner


/s/ [illegible]          /s/  JEANNA K. CAMP
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                         By:  Jeanna K. Camp
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                         Title:  Vice-President
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WITNESS:                 ClearCommerce Corporation:

                         [illegible]
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                         By:  [illegible]
                         --------------------------------------------------
                         Title:  CFO
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